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                                                                       EXHIBIT D

                                                                   Exhibit 99(k)


                                     FORM OF
                                 CLOSING NOTICE

                            Northwest Airlines, Inc.
                              5101 Northwest Drive
                               St. Paul, MN 55111

                                                          [DATE]

TO THE ADDRESSEES LISTED ON
SCHEDULE A ATTACHED HERETO

         Re: Note Purchase Agreement, dated as of June 1, 2001 among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wells Fargo Bank Northwest, National Association, as Escrow Agent, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Paying Agent (the "NOTE PURCHASE AGREEMENT").

Dear Sir or Madam:

                  Pursuant to Section 2(b) of the Note Purchase Agreement, we hereby notify you that the Scheduled Closing Date for the certain [Airbus A319-100] [Boeing 757-300] [Boeing 747-400] aircraft bearing (with respect to the airframe thereof) Federal Aviation Administration Registration No. _______ and Manufacturer's Serial No. _______, together with the [CFM56 model commercial jet engines] [PW2040 model commercial jet engines] [PW4056 model commercial jet engines] installed thereon bearing Manufacturer's Serial Numbers PO _______ and PO _______ (the "AIRCRAFT"), is ___________, 200__. Please be advised that we elect to treat the Aircraft as [an Owned] [a Leased] Aircraft. Capitalized terms used herein without definition shall have the respective meanings given to them in the Note Purchase Agreement.

                  We hereby instruct State Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trusts, to (i) instruct each Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Equipment Notes to be issued in connection with the financing of the Aircraft and (ii) enter into the [Owned Aircraft Participation Agreement] [Leased Aircraft Participation Agreement] with respect to the Aircraft on or before ______, 200__ and to perform its obligations thereunder.

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                                                                               2


                  The aggregate principal amount of each series of Equipment Notes to be issued, and purchased by the Pass Through Trustees, in connection with the financing of the Aircraft is as follows:

                                 Interest Rate
        Purchasers                and Maturity                Purchase Price
        ----------                ------------                --------------

 Northwest Airlines Pass   7.041% Series A-1 Secured          $[           ]
Through Trust 2001-1A-1    Certificates due [       ]
 Northwest Airlines Pass   6.841% Series A-2 Secured          $[           ]
Through Trust 2001-1A-2    Certificates due [       ]
 Northwest Airlines Pass   7.691% Series B Secured            $[           ]
Through Trust 2001-1B      Certificates due [       ]
 Northwest Airlines Pass   7.626% Series C Secured            $[           ]
Through Trust 2001-1C      Certificates due [       ]

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                                                                               3


                                        NORTHWEST AIRLINES, INC.


                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

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                                   SCHEDULE A

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION
79 South Main Street
Salt Lake City, UT 84111
Attention:  Nancy M. Dahl

STATE STREET BANK AND TRUST COMPANY
OF CONNECTICUT, NATIONAL ASSOCIATION
225 Asylum Street
Goodwin Square
Hartford, CT 06103
Attention:  Corporate/Muni Department

STATE STREET BANK AND TRUST COMPANY
2 Avenue de Lafayette
Boston, MA 02111-1724
Attention:  Corporate Trust Department

STANDARD & POOR'S RATINGS SERVICES
55 Water Street
New York, NY 10041
Attention:  Philip A. Baggaley

MOODY'S INVESTORS SERVICES, INC.
99 Church Street
New York, NY 10007
Attention:  Robert Jackowitz

ABN AMRO BANK N.V., CHICAGO BRANCH
135 South LaSalle Street
Chicago, Illinois 60674-9135
Attention:  Money Market Desk